------------------

             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                       -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       PARKWAY PROPERTIES, INC.
              -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 2

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed July 23, 1996 as amended by Form 8-K/A filed August 30, 1996 as set forth in the pages attached hereto:

           Item 7.  Financial Statements and Exhibits

      Pursuant to the requirements of the Securities Exchange Act of  1934,  the  registrant has duly caused this amendment  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.

Date:  September 20, 1996          PARKWAY PROPERTIES, INC.

                                   By   /s/ Sarah P. Clark
                                        -----------------------
                                        Sarah P. Clark
                                        Vice President, Chief
                                        Financial Officer,
                                        Treasurer and Secretary


                           FORM 8-K/A

                       PARKWAY PROPERTIES, INC.


Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements

                     The  following  combined  audited  financial
          statement of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings for the twelve months ended December 31, 1995 are attached hereto.

                                                             Page
                                                             ----
Report of Independent Auditors                                  3
Combined Statement of Rental Revenue and
     Direct Operating Expenses                                  4
Notes to Combined Statement of Rental Revenue
     and Direct Operating Expenses                              5

               (b)  Pro Forma Consolidated Financial Statements

                      The   unaudited   Pro  Forma   Consolidated
          Financial Statements are attached hereto.


                    PARKWAY PROPERTIES, INC.
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)         7
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of June 30, 1996                                        8
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Twelve Months Ended December 31, 1995              9
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Six Months Ended June 30, 1996                    10
Notes to Pro Forma Consolidated Financial
     Statements (Unaudited)                                    11

                 Report of Independent Auditors

The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying combined statement of rental revenue and direct operating expenses of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings for the
year ended December 31, 1995. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the statement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Parkway Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of the Cherokee Business Center's and the 8381 and 8391 Courthouse Road Buildings' combined revenue and expenses.

In our opinion, the combined statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the combined rental revenue and direct operating expenses described in Note 2 of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

We have compiled the accompanying combined statement of rental revenue and direct operating expenses of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings for the six months ended June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of the financial statement information that is the representation of management. We have not audited or reviewed the combined statement of rental revenue and direct operating expenses of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings for the six months ended June 30, 1996 and, accordingly, do not express an opinion or any other form of assurance on them.

Jackson, Mississippi                    /s/ Ernst & Young LLP
August 26, 1996


                Cherokee Business Center and the
             8381 and 8391 Courthouse Road Buildings

              Combined Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year ended        Six months ended
                            December 31, 1995     June 30, 1996
                            -----------------    ----------------
                                                    (unaudited)

Rental revenue:
 Minimum rents................ $1,760,356           $900,490
 Reimbursed charges and
  other income................     87,692             16,705
                               ----------           --------
                                1,848,048            917,195
                               ----------           --------

Direct operating expenses
 (Note 2):
  Utilities...................    242,115            129,474
  Real estate taxes...........     99,823             49,912
  Management fees (Note 3)....     62,078             30,865
  Janitorial services
   and supplies...............    118,972             47,733
  Maintenance services
   and supplies...............    113,569             86,929
  Salaries....................     75,341             68,875
  Security services...........     20,288              9,068
  Insurance...................     27,902             11,626
  Legal and professional
   fees.......................     50,476             24,559
  Administrative and
   miscellaneous expenses.....     30,842             20,641
                               ----------          ---------
                                  841,406            479,682
                               ----------          ---------
Excess of rental revenue over
 direct operating expenses.... $1,006,642           $437,513
                               ==========          =========

                     See accompanying notes.



                Cherokee Business Center and the
             8381 and 8391 Courthouse Road Buildings

          Notes to Combined Statement of Rental Revenue and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

Parkway Virginia, Inc., a wholly-owned subsidiary of Parkway Properties, Inc., (the "Company") acquired the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings (the "Buildings") effective July 9, 1996 from an unrelated party. The Buildings are three office buildings located in Tysons Corner and Springfield, Virginia with approximately 150,000 (unaudited) combined square feet of leasable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The combined future minimum rents on non-cancelable operating leases at December 31, 1995 are as follows:

                        Year            Amount
                   --------------------------------
                        1996         $1,939,000
                        1997          1,847,000
                        1998          1,555,000
                        1999          1,283,000
                        2000            931,000
                      Thereafter      1,440,000
                                     ----------
                                     $8,995,000
                                     ==========

The above amounts do not include tenant reimbursements for utilities, taxes, insurance, and common area maintenance.



                Cherokee Business Center and the
             8381 and 8391 Courthouse Road Buildings

          Notes to Combined Statement of Rental Revenue and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying combined statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Buildings such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Buildings that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees were paid to an unrelated management company and amounted to $5,500 per month prior to August 1995. Beginning in August 1995, the fees were 2.5% of revenues received from the operations of the Courthouse Road Buildings and the greater of $1,548 or 2.5% of revenues received from the operations of the Cherokee Business Center.

                    PARKWAY PROPERTIES, INC.
           Pro Forma Consolidated Financial Statements
                           (Unaudited)

The following unaudited pro forma consolidated balance sheet as of June 30, 1996 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") as of December 31, 1995 and June 30, 1996 give effect to the July 9, 1996 purchase of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings, as well as the August 9, 1996 purchase of the Falls Pointe and Roswell North Buildings located in Atlanta, Georgia. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of the Cherokee Business Center, the 8381 and 8391 Courthouse Road Buildings and the Falls Pointe and Roswell North Buildings as if the purchases had been consummated on June 30, 1996. The pro forma consolidated balance sheet also reflects the placement of non-recourse mortgage financings made subsequent to June 30, 1996 on certain of the office buildings acquired.

The pro forma consolidated statements of income set forth the effects of Parkway's purchase of the Cherokee Business Center, the 8381 and 8391 Courthouse Road Buildings and the Falls Pointe and Roswell North Buildings as well as the July 31, 1995 purchase of Mtel Centre', the October 2, 1995 purchase of the IBM Building, the December 19, 1995 purchase of the Waterstone Building and the April 15, 1996 purchase of the 400 North Belt and Woodbranch Buildings as if these transactions had been consummated on January 1, 1995. The pro forma consolidated statements of income also set forth the effect of the May 31, 1996 sale of 157 mortgage loans and the placement of non-recourse mortgage debt on recently acquired properties as if the transactions occurred January 1, 1995.

These  pro  forma consolidated financial statements  may  not  be indicative of the results that actually would have occurred if the purchases, sale and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the period ended December 31, 1995.


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                         JUNE 30, 1996
                           (Unaudited)

                                 Parkway    Pro Forma   Parkway
                                Historical Adjustments Pro Forma
                                ---------- ----------- ---------
                                         (In thousands)
 Assets
 Real estate related investments
   Office buildings.............$ 79,608   $ 25,050(2)  $104,658
   Accumulated depreciation.....  (8,039)         -       (8,039)
                                --------   --------     --------
                                  71,569     25,050       96,619
   Real estate held for sale
     Land.......................   7,828          -        7,828
     Operating properties.......   3,982          -        3,982
   Mortgage loans...............   6,176          -        6,176
   Real estate securities.......   1,796          -        1,796
   Real estate partnerships and
     corporate joint venture....     607          -          607
                                --------   --------     --------
                                  91,958     25,050      117,008
 Interest and rents receivable
   and other assets.............   3,674          -        3,674
 Cash and cash equivalents......  24,765    (15,050)       9,715
                                --------   --------     --------
                                $120,397   $ 10,000     $130,397
                                ========   ========     ========

 Liabilities
 Mortgage notes payable without
   recourse.....................$ 39,218   $ 10,000(2)  $ 49,218
 Mortgage notes payable on wrap
   mortgages....................   4,539          -        4,539
 Accounts payable and other
   liabilities..................   4,425          -        4,425
                                --------   --------     --------
                                  48,182     10,000       58,182
                                --------   --------     --------
 Shareholders' Equity
 Common stock, $1.00 par value,
   10,000,000 shares authorized,
   4,168,962 shares issued......   4,169          -        4,169
 Additional paid-in capital.....  47,332          -       47,332
 Retained earnings..............  20,087          -       20,087
                                --------   --------     --------
                                  71,588          -       71,588
 Unrealized gain on securities..     627          -          627
                                --------   --------     --------
                                  72,215          -       72,215
                                --------   --------     --------
                                $120,397   $ 10,000     $130,397
                                ========   ========     ========


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE TWELVE MONTHS ENDED 12/31/95
                           (Unaudited)

                                  Parkway      Pro Forma    Parkway
                                 Historical   Adjustments   Pro Forma
                                 ----------   -----------   ---------
                              (In  thousands,  except  per  share data)
Revenues
Income from real estate
  properties.......................$ 8,941    $12,191 (3a)  $21,132
Interest on mortgage loans.........  1,421       (896)(3e)      525
Management company income..........  1,041          -         1,041
Equity in earnings
  Real estate companies............    135          -           135
  Real estate partnerships and
    corporate joint venture........    116          -           116
Interest on investments............    167          -           167
Dividend income....................    601          -           601
Deferred gains and other income....    345          -           345
Gain on real estate
  and mortgage loans...............  6,552          -         6,552
Gain on securities.................  4,314          -         4,314
                                   -------    -------       -------
                                    23,633     11,295        34,928
                                   -------    -------       -------
Expenses
Real estate owned
  Operating expense................  4,876      6,038 (3a)   10,914
  Interest expense.................  2,230      2,240 (3c)    4,470
  Depreciation and amortization....  1,331      1,371 (3a)    2,702
  Minority interest................   (100)         -          (100)
Interest expense
  Notes payable to banks...........    156       (156)(3e)        -
  Notes payable on wrap mortgages..    135          -           135
Management company expenses........    804          -           804
Other expenses.....................  2,299          -         2,299
                                   -------    -------       -------
                                    11,731      9,493        21,224
                                   -------    -------       -------
Income before taxes................ 11,902      1,802        13,704
Income tax provision...............     82          - (4)        82
                                   -------    -------       -------
Net income.........................$11,820    $ 1,802       $13,622
                                   =======    =======       =======
Net income per share...............$  4.24                  $  3.47
                                   =======                  =======
Weighted average shares
  outstanding (5)..................  2,787                    3,927
                                   =======                  =======


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                FOR THE SIX MONTHS ENDED 6/30/96
                           (Unaudited)

                                  Parkway      Pro Forma     Parkway
                                 Historical   Adjustments   Pro Forma
                                 ----------   -----------   ---------
                              (In  thousands,  except  per  share data)
Revenues
Income from real estate
  properties......................$ 8,084     $ 3,122 (3b)  $ 11,206
Management company income.........    420           -            420
Interest on mortgage loans........  1,103        (438)(3f)       665
Equity in earnings:
  Real estate partnerships and
    corporate joint venture.......     70           -             70
Loss on securities................   (128)          -           (128)
Interest on investments...........    183           -            183
Deferred gains and other income...     73           -             73
Dividend income...................    108           -            108
Gain on real estate and mortgage
  loans...........................  5,700           -          5,700
                                  --------    --------       --------
                                   15,613       2,684         18,297
                                  --------    --------       --------
Expenses
Real estate owned:
  Operating expense...............  3,949       1,470 (3b)     5,419
  Interest expense................  1,331         608 (3d)     1,939
  Depreciation and amortization...    944         384 (3b)     1,328
  Minority interest...............      4           -              4
Interest expense:
  Notes payable to banks..........     94         (94)(3f)         -
  Notes payable on wrap mortgages.    230           -            230
Management company expenses.......    362           -            362
Other expenses....................  1,476           -          1,476
                                  --------    --------       --------
                                    8,390       2,368         10,758
                                  --------    --------       --------
Income before taxes...............  7,223         316          7,539
Income tax provision..............     23           - (4)         23
                                  --------    --------       --------
Net income........................$ 7,200     $   316        $ 7,516
                                  ========    ========       ========
Net income per share..............$  2.31                    $  1.81
                                  ========                   ========

Weighted average shares
  outstanding (5).................  3,111                      4,157
                                  ========                   ========


                    PARKWAY PROPERTIES, INC.
      Notes to Pro Forma Consolidated Financial Statements
                           (Unaudited)


1. On July 9, 1996, Parkway Virginia, Inc., a wholly-owned subsidiary of Parkway Properties, Inc. ("Parkway" or the "Company"), purchased the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings from Carfax Enterprises, an unrelated party, for $11,050,000. The buildings combined consist of approximately 150,000 net rentable square feet. On August 9, 1996, Parkway Atlanta, Inc., a wholly-owned subsidiary of Parkway, purchased the Falls Pointe and Roswell North Buildings for $14,000,000 from an unrelated party. These buildings combined consist of approximately 163,000 net rentable square feet.

2. The pro forma adjustments to the Consolidated Balance Sheet as of June 30, 1996 include the $11,050,000 purchase of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings, as well as the $14,000,000 purchase of the Falls Pointe and Roswell North Buildings mentioned above and the placement of $10,000,000 in non-recourse mortgage financings on certain of the Company's office buildings subsequent to June 30, 1996.

3. The pro forma adjustments to the Consolidated Statements of Income for the twelve months ended December 31, 1995 and the six months ended June 30, 1996 include the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings as well as the July 31, 1995 purchase of Mtel Centre', the October 2, 1995 purchase of the IBM Building, the December 19, 1995 purchase of the Waterstone Building and the April 15, 1996 purchase of the 400 North Belt and Woodbranch Buildings. In addition, the adjustments include the August 9, 1996 purchase of the Falls Pointe and Roswell North Buildings, the May 31, 1996 sale of 157 mortgage loans and the placement of non-recourse mortgage financing on certain recent property acquisitions. These pro forma adjustments are detailed below by property for the twelve months ended December 31, 1995 and six months ended June 30, 1996.

     The   effect  on  income  and  expenses  from  real   estate
     properties due to the above purchases are as follows:

     (a) For the twelve months ended December 31, 1995:

                           Revenue              Expenses
                         -----------   ---------------------------
                         Income From         Real Estate Owned
                         Real Estate    Operating     Depreciation
                         Properties      Expense        Expense
                         -----------   ------------   ------------
     Mtel Centre'        $ 2,420,000    $ 1,442,000    $   177,000
     IBM Building            959,000        449,000        102,000
     Waterstone            1,183,000        499,000        181,000
     400 North Belt
       & Woodbranch        3,470,000      1,970,000        347,000
     Cherokee &
       Courthouse
       Road Bldgs.         1,848,000        841,000        249,000
     Falls Pointe &
       Roswell North       2,311,000        837,000        315,000
                         -----------    -----------    -----------
                         $12,191,000    $ 6,038,000    $ 1,371,000
                         ===========    ===========    ===========

     (b) For the six months ended June 30, 1996:

                           Revenue              Expenses
                         -----------   ---------------------------
                         Income From        Real Estate Owned
                         Real Estate     Operating Depreciation
                         Properties      Expense        Expense
                         -----------   ------------   ------------
     400 North Belt
       &  Woodbranch     $ 1,036,000   $    551,000   $    102,000
     Cherokee &
       Courthouse
       Road Bldgs.           917,000        480,000        124,000
     Falls Pointe &
       Roswell North       1,169,000        439,000
     158,000
                         -----------    -----------    -----------
                         $ 3,122,000    $ 1,470,000    $   384,000
                         ===========    ===========    ===========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     Pro forma interest expense on real estate owned reflects the non-recourse  debt  placed on the buildings  at  the  actual amounts  and rates by property as if placed January 1,  1995 is as follows:

     Property/Placement               Twelve Months  Six Months
         Date/Rate           Debt      12/31/95 (c)  6/30/96 (d)
     ------------------  -----------  -------------  -----------

     Mtel Centre
       12/95 7.75%       $11,000,000   $   595,000   $        -

     IBM Building
       2/96 7.78%          4,800,000       370,000       41,000

     Waterstone
       6/96 8.00%          5,620,000       450,000      185,000

     400 North Belt &
       Woodbranch
       7/96 8.25%         10,000,000       825,000      382,000
                                        ----------   ----------
                                        $2,240,000   $  608,000
                                        ==========   ==========

     The  January  1, 1995 pro forma effect of the  sale  of  157 mortgage loans on May 31, 1996 is as follows:

                                     Twelve Months    Six Months
                                      12/31/95 (e)    6/30/96 (f)
                                     -------------    -----------
     Interest Income:
          Mortgage loans              $ (896,000)     $ (438,000)

     Interest Expense:
          Notes payable to banks      $ (156,000)     $  (94,000)

4. No additional income tax expenses were provided because of the Company's net operating loss carryover.

5. All per share information for the twelve months ended December 31, 1995 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14,1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1995.